Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

Valaris Limited Subsidiaries as of December 31, 2024

Company Name	Jurisdiction
Alpha Admiral Company S.à r.l.	Luxembourg
Alpha Archer Company S.à r.l.	Luxembourg
Alpha Achiever Company S.à r.l.	Luxembourg
Alpha Aurora Company	Cayman Islands
Alpha International Drilling Company S.à r.l.	Luxembourg
Alpha Leasing Drilling Limited	Mauritius
Alpha Mako Company	Cayman Islands
Alpha Manta Company	Cayman Islands
Alpha Offshore Drilling Services Company	Cayman Islands
Alpha Offshore Drilling Services Company (Ghana) Limited	Ghana
Atlantic Maritime Services LLC	Delaware
Atwood Advantage S.à r.l.	Luxembourg
Atwood Australian Waters Drilling Pty Ltd	Western Australia
Atwood Beacon S.à r.l.	Luxembourg
Atwood Oceanics (M) Sdn. Bhd.	Malaysia
Atwood Oceanics Australia Pty. Limited	Western Australia
Atwood Oceanics Leasing Limited	Labuan FT
Atwood Offshore Drilling Limited	Hong Kong
Aurora Offshore Services Gmbh	Germany
C.A. Foravep, Forasol Venezuela de Perforaciones	Venezuela
Clearways Offshore Drilling Sdn. Bhd.	Malaysia
Durand Maritime S.A.S.	France
Ensco (Myanmar) Limited	Republic of Myanmar
Ensco (Thailand) Limited	Thailand
ENSCO Arabia Company Limited	Saudi Arabia
ENSCO Asia Company LLC	Texas
ENSCO Asia Pacific Pte. Limited	Singapore
ENSCO Australia Pty. Limited	Western Australia
ENSCO Corporate Resources LLC	Delaware
ENSCO de Venezuela, S.R.L.	Venezuela
Ensco Deepwater Drilling Limited	England and Wales
Ensco Deepwater USA II LLC	Delaware
Ensco do Brasil Petróleo e Gás Ltda.	Brazil
ENSCO Drilling Company (Nigeria) Ltd.	Nigeria
Ensco Endeavors Limited	Cayman Islands
Ensco France S.A.S.	France
ENSCO Gerudi (M) Sdn. Bhd.	Malaysia
ENSCO Global GmbH	Switzerland
Ensco Global II Ltd.	Cayman Islands
Ensco Holdco Limited	England and Wales
ENSCO Holding Company	Delaware
ENSCO Holland B.V.	Netherlands
ENSCO Incorporated	Texas
Ensco Intercontinental GmbH	Switzerland
ENSCO International Incorporated	Delaware
Ensco International Management GP LLC	Delaware
Ensco International Management LP LLC	Delaware
ENSCO Investments LLC	Nevada
ENSCO Labuan Limited	Labuan FT
Ensco Mexico Services, S. de R.L. de C.V.	Mexico
Ensco Ocean 1 Company	Cayman Islands
Ensco Ocean 2 Company	Cayman Islands
ENSCO Oceanics Company LLC	Delaware

Exhibit 21.1

ENSCO Oceanics International Company	Cayman Islands
Ensco Offshore International Company S.à r.l.	Luxembourg
ENSCO Offshore LLC	Delaware
Ensco Offshore Petróleo e Gás Ltda.	Brazil
ENSCO Offshore U.K. Limited	England and Wales
ENSCO Services Limited	England and Wales
ENSCO Services LLC	Delaware
Ensco Transcontinental I LLC	Nevada
Ensco Transcontinental I LP	England and Wales
Ensco Transcontinental II LLC	Nevada
Ensco Transcontinental II LP	England and Wales
ENSCO U.K. Limited	England and Wales
Ensco UK Drilling Limited	England and Wales
ENSCO Universal Limited	England and Wales
Ensco Vistas Limited	Cayman Islands
ENSCO Worldwide GmbH	Switzerland
Ensco Worldwide Holdings Ltd.	Cayman Islands
EnscoRowan Ghana Drilling Limited	Ghana
Foradel SDN B.H.D.	Malaysia
Forasub B.V.	Netherlands
Great White Shark Limited	Gibraltar
Green Turtle S.à r.l.	Luxembourg
International Technical Services LLC	Delaware
Manatee Limited	Malta
Manta Ray Limited	Malta
Marine Blue Limited	Gibraltar
Ocean Deep Drilling ESV Nigeria Limited	Nigeria
Offshore Drilling Services LLC	Delaware
P.T. ENSCO Sarida Offshore	Indonesia
Petroleum International Pte. Ltd.	Singapore
Pride Arabia Co. Ltd.	Saudi Arabia
Pride Foramer (Sucursal de Angola)	Angola
Pride Foramer S.A.S.	France
Pride Forasol Drilling Nigeria Ltd.	Nigeria
Pride Forasol S.A.S.	France
Pride Global II Ltd.	British Virgin Islands
Pride Global Offshore Nigeria Limited	Nigeria
Pride International LLC	Delaware
Pride International Management Company LP	Texas
PT Alpha Offshore Drilling	Indonesia
PT Pentawood Offshore Drilling	Indonesia
Ralph Coffman Limited	Gibraltar
Ralph Coffman Luxembourg S.à r.l.	Luxembourg
RD International Services Pte. Ltd.	Singapore
RDC Holdings Luxembourg S.à r.l.	Luxembourg
RDC Malta Limited	Malta
RDC Offshore Malta Limited	Malta
Rowan 350 Slot Rigs, LLC	Delaware
Rowan Angola Limitada	Angola
Rowan Companies, LLC	Delaware
Rowan Deepwater Drilling (Gibraltar) Limited	Gibraltar
Rowan Drilling S.à r.l.	Luxembourg
Rowan Drilling (Gibraltar) Limited (Indonesia PE)	Indonesia
Rowan Drilling (U.K.) Limited	Scotland
Rowan Drilling Cyprus Limited	Cyprus
Rowan Drilling Services Limited	Gibraltar
Rowan Drilling Services Nigeria Limited	Nigeria
Rowan Egypt Petroleum Services L.L.C.	Egypt

Exhibit 21.1

Rowan Financial Holdings S.à r.l.	Luxembourg
Rowan Global Drilling Services Limited	Gibraltar
Rowan Holdings Luxembourg S.à r.l.	Luxembourg
Rowan International Rig Holdings S.à r.l.	Luxembourg
Rowan Marine Services, LLC	Texas
Rowan N-Class (Gibraltar) Limited	Gibraltar
Rowan Norway Limited (FKA Rowan (Gibraltar) Limited)	Gibraltar
Rowan Offshore Luxembourg S.à r.l.	Luxembourg
Rowan Rex S.à r.l.	Luxembourg
Rowan Rigs S.à r.l.	Luxembourg
Rowan Services LLC	Delaware
Rowan Standard Ghana Limited	Ghana
Rowan US Holdings (Gibraltar) Limited	Gibraltar
Rowan, S. de R.L. de C.V.	Mexico
Rowandrill Labuan Limited	Labuan
Rowandrill Malaysia Sdn. Bhd.	Malaysia
Rowandrill, LLC	Texas
Saudi Aramco Rowan Offshore Drilling Company	Saudi Arabia
SKDP 1 Limited	Cyprus
SKDP 2 Limited	Cyprus
SKDP 3 Limited	Cyprus
Societe Maritime de Services "SOMASER" S.A.S.	France
Sonamer Angola Ltd.	Bahamas
Sonamer Perfuracoes Ltd, (Sucursal em Angola)	Angola
Valaris Finance Company LLC	Delaware
Valaris Ghana Drilling Ltd.	Ghana
Valaris Holdco 1 Limited	Bermuda
Valaris Holdco 2 Limited	Bermuda
Valaris Holdings 2	Cayman Islands
Valaris Holdings 3	Cayman Islands
Valaris Tenerife SL	Spain
Valaris United LLC	Delaware